SUB-ITEM 77Q1(e)

A copy of Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC regarding The BDC Income Fund, Exhibit(d)(13) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 22 on November 24, 2014, accession number 0001435109-14-000810.